INTERIM OPERATING AND PERMIT AGREEMENT

THIS INTERIM OPERATING AND PERMIT AGREEMENT ("Permit Agreement") is made, entered and effective this 21 day of April, 2018, ("Effective Date") by and between **EMPIRE COAL PROCESSING, LLC**, a Kentucky limited liability company, with a mailing address at 13993 KY Highway 550E, P.O. Box 189, Lackey, Kentucky 41643 ("ECP"); **COLONIAL COAL COMPANY, INC.**, a Kentucky corporation, with mailing address at 2586 Kentucky Route 1428, P.O. Box 999, Prestonsburg, Kentucky 41653 ("Colonial"); **KOW MINING, LLC**, a Kentucky limited liability company, with a mailing address at P.O. Box 2993 Pikeville, Kentucky 41502 ("KOW") and **MCCOY ELKHORN COAL, LLC**, a foreign limited liability company, with a mailing address at P.O. Box 606, Fishers, Indiana 46038 ("MECC")

ECP, COLONIAL, KOW and MECC are collectively referred to herein as the "Parties".

WITNESSETH:

WHEREAS, ECP is the lawful holder and possessor of those certain valid Surface Coal Mining and Reclamation Operations Permits designated as DNR Permit No. 898-9164 and DNR Permit No. 898-8173 together with KPDES No. KYGE40257 and other permits and authorizations related thereto set forth on the Schedule attached hereto as Exhibit "A" (collectively the "Permits"); and

WHEREAS, Colonial and KOW previously entered a Sublease on or around July 1, 2107 ("KOW Sublease") through which Colonial subleased to KOW certain properties ("Subleased Properties") which, in part, are subject to the Permits; and

WHEREAS, Colonial and KOW have entered a Mutual Termination of Sublease Agreement simultaneously herewith through which KOW confirms the cancellation and

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termination of the Sublease and surrendered and released to Colonial the Subleased Properties; and

WHEREAS, upon termination or cancellation of the Sublease, Colonial has the right, pursuant to Section 22 of the KOW Sublease, to designate a third party to assume or accept a transfer of the Permits to the extent same apply to or embrace the Subleased Properties ("Permitted Areas"); and

WHEREAS, KOW entered an Interim Operating and Permit Agreement effective July 18, 2017 with respect to the Permits ("KOW Permit Agreement"); and

WHEREAS, the KOW Permit Agreement is terminated effective upon execution of this Agreement; and

WHEREAS, significant reclamation liabilities exist on the Permitted Areas and MECC has unconditionally agreed to assume all the reclamation liabilities ("Existing Reclamation Liabilities"); and

WHEREAS, MECC has agreed to replace all reclamation bonding required under or through the Permits; and

WHEREAS, Colonial is entitled to receive the amount of Six Hundred, Eighty-Three Thousand and Six Hundred Dollars ($683,600.00) ("Cash Bonds") which is currently pledged as cash collateral to secure performance to eliminate the Existing Reclamation Liabilities; and

WHEREAS, in exchange for MECC replacing the Cash Bonds, Colonial has agreed to designate MECC as the substitute successor, recipient and transferee of the Permits; and

WHEREAS, MECC anticipates conducting operations under or through the Permits during the pendency of such regulatory process; and

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WHEREAS, ECP acknowledges Colonial's designation of MECC as a transferee and is agreeable to such transfer upon the conditions that (1) all further permitting actions are exclusively at the sole cost and expense of MECC; (2) all existing and future costs, expenses and fees associated with the maintenance and holding of the Permits, including, but not limited to, acreage fees, renewal fees, water monitoring costs and all other costs and expenses relating to the maintenance and possession of the Permits are the exclusive liability of MECC, and (3) Colonial, KOW and ECP are fully and completely indemnified for any actions, violations, costs, claims or expenses relating to the Permits whether accrued, existing or accruing before or after the Effective Date; and

NOW, THEREFORE, in consideration of the foregoing statements which are a material part of this Agreement and the mutual promises, covenants and representations contained herein, the reasonableness, adequacy and sufficiency of which are hereby acknowledged, the Parties, each intended to be legally bound, hereby agree as follows:

1. Upon execution of this Permit Agreement, all liabilities, conditions, responsibilities and other matters pertaining to the Permits whether existing or hereafter accruing on or after the Effective Date, including but not limited to, the Existing Reclamation Liabilities shall be the sole and exclusive responsibility of MECC. ECP hereby generally releases KOW, Empire Coal Holdings, LLC, Colonial and any other operator or holder in and upon the Permits and shall look solely to MECC with respect to all performance obligations.

2. MECC represents and warrants to ECP, Colonial, and KOW that MECC has the capacity and resources to assume all obligations under or through the Permits and is qualified to receive the Permits and any other mining permits necessary to conduct operations in and upon the Permitted Areas under all applicable federal and state laws and regulations;

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3. It is expressly acknowledged and agreed by the Parties that MECC shall have the right to commence operations in and upon the Permitted Areas immediately upon regulatory acceptance as an "approved operator" and MECC shall have the right to continue such operations for a period up to and including July 28, 2018 ("Interim Period"). Prior to commencing operations on the Permitted Areas, MECC shall obtain, and provide to ECP and Colonial (i) copies of all licenses or authorizations required for MECC to conduct operations on the Permitted Areas; and (ii) the MSHA I.D. Number covering MECC's operations on or pursuant to the Permits and Permitted Areas. MECC shall file with the local MSHA office, and provide, upon request to ECP and Colonial, any and all regulatory required filings or information to evidence and confirm MECC's responsibility and liability for the Existing Reclamation Liabilities and all liability caused in whole or in part by future operations on the Permitted Areas.

4. MECC shall, during the Interim Period, at its sole cost and expense, initiate all actions necessary to cause a transfer or reissuance of the Permits from ECP to MECC and shall, in good faith, diligently pursue the transfer of the Permits. ECP shall promptly provide MECC with all information and documentation necessary to complete the regulatory process to cause MECC to be accepted as a designated operator and achieve a transfer the Permits, including, but not limited to, any consent and/or waiver(s) required to facilitate such designation and transfer.

5. The Parties agree to execute and file all documents necessary to commence a transfer of the Permits prior to the expiration of the Interim Period.

6. MECC covenants and agrees to unconditionally indemnify, defend and save ECP and Colonial harmless from all costs, expenses, damages, fees, liabilities, obligations, penalties, charges, disbursements and claims, both direct and indirect (including, without limitation, reasonable attorneys' fees and court costs), which arise out of or are asserted, either in whole or

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in part, directly or indirectly, because of (1) the prior and future use, occupancy, mining, disturbance or operations conducted upon the Permitted Areas or the rights granted to MECC pursuant to this Permit Agreement, (2) any misrepresentation or breach of any covenant, agreement, obligation or warranty on the part of MECC herein contained, or (3) any act or omission by MECC or its contractors, employees, agents, representatives, or any of their successors or assigns, in the course of mining operations, reclamation activities, or otherwise in the pursuance of the terms hereof or exercise of the rights or privileges granted hereunder.

7. Until the time that the Permits are fully transferred to MECC, MECC shall immediately, in no case exceeding three (3) business days, provide written notice to ECP of any accidents or occurrences resulting in injuries to persons or property in any way arising out of or related to MECC's operations hereunder or the operation of any of its contractors in or upon the Permitted Area.

8. MECC hereby assigns, sells, releases and transfers to Colonial all of MECC's right, title and interest in and to the Cash Bonds, if any. The Cash Bonds shall be the sole property of Colonial, free of any claim by MECC or any other party upon release by the Kentucky Energy Cabinet or the applicable regulatory agency. In the event the Cash Bonds are released to MECC or ECP, MECC and ECP shall immediately transfer, assign or pay over the Cash Bonds or proceeds therefrom to Colonial without charge or delay.

9. MECC shall not assign or otherwise transfer this Permit Agreement, in whole or in part, without first obtaining the prior written consent of ECP and Colonial which such consent may not be unreasonably withheld.

10. This Interim Operating and Permit Agreement shall terminate (1) upon MECC achieving full and complete transfer of the Permits or (2) the expiration of the Interim Period

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whichever shall first occur.

11. This Interim Operating and Permit Agreement shall be binding on the Parties hereto, their successors and assigns, and shall be governed by the laws of the Commonwealth of Kentucky.

IN WITNESS WHEREOF, the Parties hereto have made and entered into this Interim Operating and Permit Agreement by execution of their duly authorized officers, on the day and year first above written.

EMPIRE COAL PROCESSING, LLC

By: ______________________

Its: ______________________

COLONIAL COAL COMPANY, INC.

By: [signature]

Its: President

KOW MINING, LLC

By: [signature]

Its: Sole Member

MCCOY ELKHORN COAL, LLC

By: [signature]

Its: President

COMMONWEALTH OF KENTUCKY

COUNTY OF ______________

The foregoing instrument was signed and acknowledged before me this ____ day of April, 2018, by Jeffery A. Hoops, as President of Empire Coal Processing, LLC, a Kentucky limited liability company, for and on behalf of the said company.

My commission expires: ______________ ______________________________
Notary Public

COMMONWEALTH OF KENTUCKY

COUNTY OF Fayette

The foregoing instrument was signed and acknowledged before me this 21 day of April, 2018, by Greg B. McDonald, as a member of Colonial Coal Company, Inc., a Kentucky corporation, for and on behalf of the said company.

My commission expires: 9-20-20 [signature]
Notary Public

MICHELLE TORREZ
NOTARY PUBLIC
STATE AT LARGE, KENTUCKY
MY COMMISSION EXPIRES SEPT. 20, 2020

COMMONWEALTH OF KENTUCKY

COUNTY OF Floyd

The foregoing instrument was signed and acknowledged before me this 23 day of April, 2018, by J.R. King, as a member of KOW Mining, LLC, a Kentucky limited liability company, for and on behalf of the said company.

My commission expires: 4-14-2022 Glenda M. Foley
Notary Public

State of Indiana
~~COMMONWEALTH OF KENTUCKY~~

COUNTY OF Allen

The foregoing instrument was signed and acknowledged before me this 21 day of April, 2018, by Thomas Sauve, as President of McCoy Elkhorn Coal, LLC, a Kentucky limited liability company, for and on behalf of the said company.

My commission expires: 10/30/2020 [signature]
Notary Public

ADAM JENSEN
Notary Public, State of Indiana
SEAL
My Commission Expires: 10/30/2020

whichever shall first occur.

11. This Interim Operating and Permit Agreement shall be binding on the Parties hereto, their successors and assigns, and shall be governed by the laws of the Commonwealth of Kentucky.

IN WITNESS WHEREOF, the Parties hereto have made and entered into this Interim Operating and Permit Agreement by execution of their duly authorized officers, on the day and year first above written.

EMPIRE COAL PROCESSING, LLC

By: [signature]

Its: President

COLONIAL COAL COMPANY, INC.

By: ______________________

Its: ______________________

KOW MINING, LLC

By: ______________________

Its: ______________________

MCCOY ELKHORN COAL, LLC

By: [signature]

Its: President

COMMONWEALTH OF KENTUCKY

COUNTY OF Cabell

The foregoing instrument was signed and acknowledged before me this 23 day of April, 2018, by Jeffery A. Hoops, as President of Empire Coal Processing, LLC, a Kentucky limited liability company, for and on behalf of the said company.

My commission expires: March 5, 2019

[signature] Notary Public

Official Seal
Notary Public, State of West Virginia
Annette Haley
101 Rolling Meadows
Scott Depot, WV 25560
My commission expires March 5, 2019

COMMONWEALTH OF KENTUCKY

COUNTY OF __________

The foregoing instrument was signed and acknowledged before me this ____ day of April, 2018, by Greg B. McDonald, as a member of Colonial Coal Company, Inc., a Kentucky corporation, for and on behalf of the said company.

My commission expires: __________

____
Notary Public

COMMONWEALTH OF KENTUCKY

COUNTY OF __________

The foregoing instrument was signed and acknowledged before me this ____ day of April, 2018, by J.R. King, as a member of KOW Mining, LLC, a Kentucky limited liability company, for and on behalf of the said company.

My commission expires: __________

____
Notary Public

State of Indiana ~~COMMONWEALTH OF KENTUCKY~~

COUNTY OF Allen

The foregoing instrument was signed and acknowledged before me this 21 day of April, 2018, by Thomas Sauve, as President of McCoy Elkhorn Coal, LLC, a Kentucky limited liability company, for and on behalf of the said company.

My commission expires: 10/30/2020

[signature] Notary Public

ADAM JENSEN
Notary Public, State of Indiana
SEAL
My Commission Expires: 10/30/2020

COMMONWEALTH OF KENTUCKY

COUNTY OF ______________

The foregoing instrument was signed and acknowledged before me this ____ day of April, 2018, by Jeffery A. Hoops, as President of Empire Coal Processing, LLC, a Kentucky limited liability company, for and on behalf of the said company.

My commission expires: ______________

____
Notary Public

COMMONWEALTH OF KENTUCKY

COUNTY OF Fayette

The foregoing instrument was signed and acknowledged before me this 21 day of April, 2018, by Greg B. McDonald, as a member of Colonial Coal Company, Inc., a Kentucky corporation, for and on behalf of the said company.

My commission expires: 9-20-20

[signature]
Notary Public

MICHELLE TORREZ
NOTARY PUBLIC
STATE AT LARGE, KENTUCKY
MY COMMISSION EXPIRES SEPT. 20, 2020

COMMONWEALTH OF KENTUCKY

COUNTY OF ______________

The foregoing instrument was signed and acknowledged before me this ____ day of April, 2018, by J.R. King, as a member of KOW Mining, LLC, a Kentucky limited liability company, for and on behalf of the said company.

My commission expires: ______________

____
Notary Public

State of Indiana
~~COMMONWEALTH OF KENTUCKY~~

COUNTY OF Allen

The foregoing instrument was signed and acknowledged before me this 21 day of April, 2018, by Thomas Sauve, as President of McCoy Elkhorn Coal, LLC, a Kentucky limited liability company, for and on behalf of the said company.

My commission expires: 10/30/2020

[signature]
Notary Public

ADAM JENSEN
Notary Public, State of Indiana
SEAL
My Commission Expires: 10/30/2020